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                      RIVERSIDE CAPITAL MONEY MARKET FUND
                      RIVERSIDE CAPITAL VALUE EQUITY FUND
                      RIVERSIDE CAPITAL FIXED INCOME FUND
             RIVERSIDE CAPITAL TENNESSEE MUNICIPAL OBLIGATIONS FUND
           RIVERSIDE CAPITAL LOW DURATION GOVERNMENT SECURITIES FUND
                         RIVERSIDE CAPITAL GROWTH FUND

                       SUPPLEMENT DATED FEBRUARY 20, 1998
                      TO PROSPECTUS DATED OCTOBER 31, 1997

     Capitalized terms used in this Supplement have the meaning assigned to them in the Prospectus.

     Effective November 14, 1997, the Government Securities Fund was liquidated.

     On Friday, February 20, 1998, the Board of Trustees of the Group approved a Plan of Dissolution, Liquidation and Termination (the "Plan") pursuant to which each of the other Funds will be wound down and liquidated subject to shareholder approval. The Board has called a Special Meeting of Shareholders to be held on or about March 31, 1998, to consider and vote upon the Plan. If the Plan is approved at that meeting, it is anticipated that such Funds will be terminated and liquidated on or about April 3, 1998.

     Effective February 20, 1998, the Group will no longer accept any purchases, other than dividend reinvestments, in any of the Funds.

     The first sentence of the third footnote on page 7 of the Prospectus is corrected to read as follows: "The Adviser has agreed with the Group to reduce voluntarily the amount of its investment advisory fee with respect to the Tennessee Fund, the Government Securities Fund and the Growth Fund until at least December 31, 1997."

     This supplement supersedes and replaces the Supplement dated as of December 24, 1997, in its entirety.

          INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS
                              FOR FUTURE REFERENCE